U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 14, 2000

                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                    -----------------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                                               91-1796903
-------------------------------                            ---------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                                741 Front Street
                                    Suite 140
                           Celebration, Florida 34747
                     --------------------------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 566-2493

                             400 West Church Street
                             Orlando, Florida 32801
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

Orlando Predators Entertainment, Inc. ("OPE") has terminated its letter of intent to acquire United Sports Ventures, Inc ("USV"). The letter of intent was signed in May 1999. OPE was to acquire the Quad City Mallards, Missouri River Otters and the Rockford Ice Hogs of the United Hockey League and the Mobile BayBears, a AA affiliate of the San Diego Padres as part of the USV acquisition. Dr. Eric A. Margenau will remain CEO and President of OPE. The current Operating Agreement between OPE and USV will remain in effect.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Orlando Predators Entertainment, Inc.
                                               (Registrant)

                                  By: /s/ Jeffrey L. Bouchy
                                      ------------------------------------------
                                      Jeffrey L. Bouchy, Chief Financial Officer

Dated:  February 29, 2000